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                                                                   Exhibit 10.6

REVOLVING CREDIT NOTE


Boston, Massachusetts                                    As of December 11, 1997

         FOR VALUE RECEIVED, the undersigned, County Seat Stores, Inc., a Minnesota corporation with its principal executive offices at 469 Seventh Avenue, New York, New York 10018 (the "Borrower") promises to pay to the order of FINOVA Capital Corporation (hereinafter, with any subsequent holder, a "Lender") the aggregate principal sum of Ten Million and 00/100 Dollars ($10,000,000.00) or the aggregate unpaid principal balance of loans and advances made by the Lender to the Borrower pursuant to the Revolving Credit established pursuant to the Loan and Security Agreement dated October 29, 1997 (as heretofore or hereafter amended hereafter, the "Loan Agreement") between BankBoston Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts 02109 (in such capacity, the "Agent"), as agent for the ratable benefit of the "Lenders" named therein, the Lenders named therein, and the Borrower, with interest at the rate and payable in the manner stated therein.

         This is a "Revolving Credit Note" to which reference is made in the Loan Agreement, and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

         The Agent's books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

         No delay or omission by the Agent or Lender in exercising or enforcing any of the Agent's or Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

         The Borrower, and each endorser and guarantor of this Revolving Credit Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Agent or the Lender with respect to this Revolving Credit Note and/or any collateral given to secure this Revolving Credit Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other person obligated on account of this Revolving Credit Note.

         This Revolving Credit Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

         The liabilities of the Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several, provided, however, the release by the Lender or by the


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Agent of  any one or more such person, endorser or guarantor shall not release any other person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to the Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Revolving Credit Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

         THIS REVOLVING CREDIT NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE AGENT IN BOSTON, MASSACHUSETTS, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

         The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender and the Agent in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Revolving Credit Note, is relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, THE LENDER, OR OF ANY GUARANTOR OR ENDORSER OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE LENDER AND/OR THE AGENT IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER AND/OR THE AGENT OR IN WHICH THE LENDER AND/OR THE AGENT IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND THE LENDER AND/OR THE AGENT.

                                                  COUNTY SEAT STORES, INC.
                                                          The ("Borrower")


                                          By:
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